                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: June 8, 1999
                   Newcourt Equipment Trust Securities 1998-2

  A New York               Commission File                    I.R.S Employer
  Corporation               No. 333-34793                     No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Item. 5 Other

Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report
Determination Date:         June 8, 1999      Payment Date:     June 15, 1999
Collection Period:          May 31, 1999


I.    Information Regarding the Contracts


    1.  Contract Pool Principal Balance
        a.    Beginning of Collection Period                                      $1,119,579,937.10
        b.    End of Collection Period                                            $1,085,971,637.91
        c.    Reduction for Collection Period                                     $   33,608,299.19
    2.  Delinquent Scheduled Payments
        a.    Beginning of Collection Period                                      $   12,941,266.25
        b.    End of Collection Period                                            $   14,370,503.55
    3.  Liquidated Contracts
        a.    Number of Liquidated Contracts
              with respect to Collection Period                                                 148
                                                                                  -----------------
        b.    Required Payoff Amounts of Liquidated Contracts                     $    2,103,810.33
        c.    Total Reserve for Liquidation Expenses                              $              --
        d.    Total Liquidation Proceeds Received                                 $       47,729.56
        e.    Liquidation Proceeds Allocated to Owner Trust                       $       43,894.99
        f.    Liquidation Proceeds Allocated to Depositor                         $        3,834.57
        g.    Current Realized Losses                                             $    2,059,915.34
    4.  Prepaid Contacts
        a.    Number of Prepaid Contracts with respect
              to Collection Period                                                              269
                                                                                  -----------------
        b.    Required Payoff Amounts of Prepaid Contracts                        $    5,346,742.79
    5.  Purchased Contracts (by TCC)
        a.    Number of Contracts Purchased by TCC with
              respect to Collection Period                                                        0
                                                                                  -----------------
        b.    Required Payoff Amounts of Purchased Contracts                      $              --

    6. Delinquency Status of Contracts
      (End of Collection Period)

                                               -------------------------------------------------------------------------------------
                                                                                                              % of Aggregate
                                                  Number of       % of             Aggregate Required        Required Payoff
                                                  Contracts     Contracts            Payoff Amounts              Amounts
                                               -------------------------------------------------------------------------------------
        a.  Current                              61,107           92.12%           $1,011,588,383.57             91.93%
        b.  31-60 days                            2,892            4.36%              $56,192,023.54              5.11%
        c.  61-90 days                            1,095            1.65%              $18,675,122.81              1.70%
        d.  91-120 days                             539            0.81%               $7,532,919.72              0.68%
        e.  120+ days                               702            1.06%               $6,353,691.82              0.58%
        f.  Total                                66,335          100.00%           $1,100,342,141.46            100.00%

    7.  Historical Delinquency Experience
        with Respect to Contracts

      ---------------------------------------------------------------------------------------------------------------------------
                                          % of                         % of                    % of                     % of
                                        Aggregate                    Aggregate               Aggregate               Aggregate
                                     Required Payoff              Required Payoff         Required Payoff         Required Payoff
                                         Amounts                      Amounts                 Amounts                 Amounts
           Collection
             Periods              31-60 Days Past Due          61-90 Days Past Due    91-120 Days Past Due      120+ Days Past Due
      -----------------------------------------------------------------------------------------------------------------------------
           5/31/99                        5.11%                        1.70%                   0.68%                   0.58%
           4/30/99                        4.19%                        1.28%                   0.53%                   0.52%
           3/31/99                        4.41%                        1.34%                   0.56%                   0.54%
           2/28/99                        5.64%                        1.79%                   0.58%                   0.45%
           1/31/99                        5.45%                        1.51%                   0.69%                   0.01%
          12/31/98                        4.64%                        1.30%                   0.01%                   0.01%

    8.  Historical Loss Experience With
        Respect to Contracts

                                                      -----------------------------------------------------------------------------
                                                        Collection     3 Collection      6 Collection Periods     Cumulative Since
                                                          Period      Periods Ending            Ending              Cut-off Date
                                                          May-99          May-99                May-99
                                                      -----------------------------------------------------------------------------
        a.  Number of Liquidated Contracts                  148             427                     538                   538
        b.  Number of Liquidated
            Contracts as a Percentage
            of Initial Contracts                          0.053%          0.152%                  0.192%                0.192%
        c.  Required Payoff Amounts of
            Liquidated Contracts                      2,103,810       7,201,215               8,592,273             8,592,273
        d.  Liquidation Proceeds Allocated
            to Owner Trust                               43,895         379,311                 607,577               607,577
        e.  Aggregate Current Realized
            Losses                                    2,059,915       6,821,904               7,984,696             7,984,696
        f.  Aggregate Current Realized
            Losses as a Percentage of
            Cut-off Date Contract Pool
            Principal Balance                             0.153%          0.508%                  0.595%                0.595%

   II.   Information Regarding the Securities

        1.  Summary of Balance Information

            -----------------------------------------------------------------------------------------------------------------------
                                          Principal Balance as of  Class Factor as of  Principal Balance as of  Class Factors as of
                 Class            Coupon        June 15, 1999          June 15, 1999          May 17, 1999           May 17, 1999
                                   Rate         Payment Date           Payment Date           Payment Date           Payment Date
            -----------------------------------------------------------------------------------------------------------------------
        a.  Class A-1 Notes      5.195000%     $   99,770,013.93         0.30957         $  129,294,303.08            0.40118
        b.  Class A-2 Notes      5.290000%     $   85,272,196.00         1.00000         $   85,272,196.00            1.00000
        c.  Class A-3 Notes      5.450000%     $  470,004,229.00         1.00000         $  470,004,229.00            1.00000
        d.  Class A-4 Notes      5.450000%     $  201,430,384.00         1.00000         $  201,430,384.00            1.00000
        e.  Class A-5 Notes      5.500000%     $  102,864,049.53         0.83716         $  105,518,822.13            0.85877
        f.  Class B Notes        5.660000%     $   15,442,996.00         1.00000         $   15,442,996.00            1.00000
        g.  Class C Notes
             (Quarterly Paying)  6.190000%     $   51,029,031.00         1.00000         $   51,029,031.00            1.00000
        h.  Total                7.210000%     $   74,529,242.00         1.00000         $   74,529,242.00            1.00000
                                     N.A.      $1,100,342,141.46         0.81940         $1,132,521,203.21            0.84336

   Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,100,342,141.46 and the CCA Balance is $88,554,350.08.

    2.  Monthly Principal Amount
        a.    Principal Balance of Notes and Equity Certificates
              (End of Prior Collection Period)                                      $1,132,521,203.21
        b.    Contract Pool Principal Balance (End of Collection Period)            $1,085,971,637.91
        c.    Monthly Principal Amount                                              $   46,549,565.30

    3.  Gross Collections
        a.    Scheduled Payments Received                                           $   31,274,488.55
        b.    Liquidation Proceeds Allocated to Owner Trust                         $       43,894.99
        c.    Required Payoff Amounts of Prepaid Contracts                          $    5,346,742.79
        d.    Required Payoff Amounts of Purchased Contracts                        $              --
        e.    Proceeds of Clean-up Call                                             $              --
        f.    Investment Earnings on Collection Account and Note Distribution.      $      100,779.99
        g.    Extension Fees Allocated to Owner Trust                               $        2,413.50
        h.    Total Gross Collections (sum of (a) through (g))                      $   36,768,319.82

    4.  Determination of Available Funds
        a.    Total Gross Collections                                               $   36,768,319.82
        b.    Withdrawal from Cash Collateral Account                               $    1,810,878.88
        c.    Total Available Funds                                                 $   38,579,198.70

    5.  Application of Available Funds


        -------------------------------------------------------------------------------------
                Item                             Amount             Remaining Available Funds
        -------------------------------------------------------------------------------------
        a.    Total Available Funds                                     $38,579,198.70
        b.    Servicing Fee                    $ 1,166,229.10           $37,412,969.59
        c.    Interest on Notes:
              i) Class A-1 Notes               $   541,078.70           $36,871,890.89
              ii) Class A-2 Notes              $   375,908.26           $36,495,982.64
              iii) Class A-3 Notes             $ 2,134,602.54           $34,361,380.10
              iv) Class A-4 Notes              $   914,829.66           $33,446,550.43
              v) Class A-5 Notes               $   483,627.93           $32,962,922.50
              vi) Class B Notes                $    72,839.46           $32,890,083.03
              vii) Class C Notes               $   263,224.75           $32,626,858.28
              viii) Class D Notes              $   447,796.53           $32,179,061.75
        d.    Principal of Notes
              i) Class A-1 Notes               $29,524,289.16           $ 2,654,772.59
              ii) Class A-2 Notes              $           --           $           --
              iii) Class A-3 Notes             $           --           $ 2,654,772.59
              iv) Class A-4 Notes              $           --           $           --
              v) Class A-5 Notes               $ 2,654,772.59           $           --
              vi) Class B Notes                $           --           $           --
              vii) Class C Notes               $           --           $           --
              viii) Class D Notes              $           --           $           --
        e.    Deposit to Cash
              Collateral Account               $           --           $           --
        f.    Amount to be applied in
              accordance with CCA
              Loan Agreement                   $           --           $           --
        g     Balance, if any, to Equity
              Certificates                     $           --           $           --

  III. Information Regarding the Cash Collateral Account


        1.  Balance Reconciliation
            -----------------------------------------------------------------------------------------
                                                                                    June 15, 1999
                                    Item                                             Payment Date
            -----------------------------------------------------------------------------------------
            a.    Available Cash Collateral Amount (Beginning)                    $90,365,228.96
            b.    Deposits to Cash Collateral Account                             $           --
            c.    Withdrawals from Cash Collateral Account                        $ 1,810,878.88
            d.    Releases of Cash Collateral Account Surplus
                  (Excess, if any of (a) plus (b) minus (c) over (f))             $           --
            e.    Available Cash Collateral Amount (End)
                  (Sum of (a) plus (b) minus (c) minus (d))                       $88,554,350.08
            f.    Requisite Cash Collateral Amount                                $94,000,846.00
            g.    Cash Collateral Account Shortfall
                  (Excess, if any, of (f) over (e))                               $ 5,446,495.92
        2.        Calculation of Requisite Cash Collateral Amount
            a.    For Payment Dates from, and including, the
                  January 1999 Payment Date  to,
                  and including, the December 1999 Payment Date
                  1) Initial Cash Collateral Amount                               $94,000,846.00
            b.    For Payment Dates from, and including, the
                  January 2000 Payment Date until
                  the Final Payment Date, the sum of
                  1) 8.25% of the Contract Pool Principal Balance
                  2) The Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance less the
                  Contract Pool Principal Balance
                  3) Total ((1) plus (2))
            c.    Floor equal to the lesser of
                  1) 1.25% of Cut-Off Date Contract Pool Principal
                  Balance ($16,785,865); and
                  2) the Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance
            d.    Requisite Cash Collateral Amount

        3.        Calculation of Cash Collateral Account Withdrawals
            a.    Interest Shortfalls                                                       0.00
            b.    Principal Deficiency Amount                                       1,810,878.88
            c.    Principal Payable at Stated Maturity Date of
                  Class of Notes or Equity Certificates                                     0.00
            d.    Total Cash Collateral Account Withdrawals                         1,810,878.88

   IV.    Information Regarding Distributions on Securities


          -------------------------------------------------------------------------------------------------------------
                  Distribution                 Class A-1           Class A-2        Class A-3           Class A-4
                     Amounts                     Notes               Notes             Notes               Notes
          -------------------------------------------------------------------------------------------------------------
          1. Interest Due                   $   541,078.70        $375,908.26       $2,134,602.54      $914,829.66
          2. Interest Paid                  $   541,078.70        $375,908.26       $2,134,602.54      $914,829.66
          3. Interest Shortfall
          ((1) minus (2))                   $           --        $        --       $          --      $        --
          4. Principal Paid                 $29,524,289.16        $        --       $          --      $        --
          5. Total Distribution Amount
          ((2) plus (4))                    $30,065,367.86        $375,908.26       $2,134,602.54      $914,829.66



          -------------------------------------------------------------------------------------------------------------------------
                  Distribution                Class A-5             Class B             Class C           Class D
                    Amounts                     Notes                Notes               Notes             Notes         Totals
          -------------------------------------------------------------------------------------------------------------------------
          1. Interest Due                   $  483,627.93         $72,839.46        $263,224.75        $447,796.53   $ 5,233,907.85
          2. Interest Paid                  $  483,627.93         $72,839.46        $263,224.75        $447,796.53   $ 5,233,907.85
          3. Interest Shortfall
          ((1) minus (2))                   $          --         $       --        $        --        $        --   $           --
          4. Principal Paid                 $2,654,772.59         $       --        $        --        $        --   $32,179,061.75
          5. Total Distribution Amount
          ((2) plus (4))                    $3,138,400.53         $72,839.46        $263,224.75        $447,796.53   $37,412,969.60

    V.      Information Regarding Other Pool Characteristics

            ---------------------------------------------------------------------------------------------
                                                            As of End of             As of End of
                           Item                                May-99                  April-99
                                                          Collection Period        Collection Period
            ---------------------------------------------------------------------------------------------
        1.  Original Contract Characteristics
            a.    Original Number of Contracts                     69,983                N.A.
            b.    Cut-Off Date Contract Pool
                  Principal Balance                        $1,342,869,226                N.A.
            c.    Original Weighted Average
                  Remaining Term                                    46.30                N.A.
            d.    Weighted Average
                  Original Term                                     56.50                N.A.

        2.  Current Contract Characteristics
            a.    Number of Contracts                              66,335               66,916
            b.    Average Contract
                  Principal Balance                               $16,371              $16,731
            c.    Weighted Average
                  Remaining Term                                     42.0                 42.8

   VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule


            ------------------------------------------------------------
            Payment Date                               Since Issue
              Period                                       CPR
            ------------------------------------------------------------
              0            December-98
              1             January-99                  -5.255%
              2               Feb-99                    -1.195%
              3               Mar-99                     3.408%
              4              April-99                    4.888%
              5               May-99                     4.569%
              6               Jun-99                     3.481%

  VII. Purchased, Liquidated and Paid Contracts

            A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation,
     The Bank of New York, as trustee under the Indenture, and AT&T Capital
            Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the
              Servicer and, pursuant to Section 3.9 of the Transfer
              and Servicing Agreement, I DO HEREBY FURTHER CERTIFY
                the following report with respect to the Payment
                         Date occurring on June 15, 1999


         This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing
              Agreement with respect to the above Payment Date. Any
                  term capitalized but not defined herein shall
                    have the meaning ascribed thereto in the
                        Transfer and Servicing Agreement.


                       AT&T Capital Corporation

                       Thomas G. Adams
                       --------------------
                       Thomas G. Adams
                       Senior Vice President, Financial Reporting